SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

                                 May 31, 1996
               Date of Report (Date of earliest event reported)

                         INTERNATIONAL PAPER COMPANY
            (Exact name of Registrant as specified in its charter)

            New York               1-3157             13-0872805
           (State of             Commission          (IRS Employer
          Incorporation)            File             Identification
                                                        Number)

                 Two Manhattanville Road, Purchase, NY  10577
                   (Address of principal executive offices)

                                 914-397-1500
                         (Registrant's telephone No.)


          ITEM I.   CHANGES IN CONTROL OF REGISTRANT

                    N/A

          ITEM II.  ACQUISITION OR DISPOSITION OF ASSETS

                    N/A

          ITEM III. BANKRUPTCY OR RECEIVERSHIP

                    N/A

          ITEM IV.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                    N/A

          ITEM V.   OTHER EVENTS

                    On May 31, 1996, International Paper Company
                    (the "Company") entered into an Underwriting
                    Agreement with CS First Boston Corporation,
                    Merrill Lynch, Pierce, Fenner & Smith Incorpo-rated, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated in connection with the proposed issuance and sale of $250,000,000 aggregate principal amount of the Company's 7% Notes Due 2001.

          ITEM VI.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                    N/A

          ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

                    (a)  Financial Statements:

                    N/A

                    (b)  Pro Forma Financial Information:

                    N/A

                    (c)  Exhibits:

                         1(a)  Underwriting Agreement, dated May
                               31, 1996, among the Company and CS
                               First Boston Corporation, Merrill
                               Lynch, Pierce, Fenner & Smith In-
                               corporated, J.P. Morgan Securities
                               Inc. and Morgan Stanley & Co. In-
                               corporated, which incorporates in
                               its entirety all the provisions of
                               the International Paper Company
                               Underwriting Agreement Standard
                               Provisions (Debt), dated May 19,
                               1994, filed with the Securities and
                               Exchange Commission as an exhibit
                               to the Current Report on Form 8-K
                               dated May 19, 1994.

                         4(a)  Form of Note.

                         23(a) Consent of Deloitte & Touche LLP

          ITEM VIII.     CHANGES IN FISCAL YEAR

                    N/A


                                  Signatures

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERNATIONAL PAPER COMPANY
                                        (Registrant)

          Date:  June 3, 1996             /s/ Syvert E. Nerheim
                 Purchase, NY               Syvert E. Nerheim
                                            Assistant Secretary


                                EXHIBIT INDEX

                                                                   Page

               1(a) Underwriting Agreement, dated May 31, 1996, among the Company and CS First Boston Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporat-ed, J.P. Morgan & Co. Incorporated and Morgan Stanley & Co. Incorporated, which incorporates in its entirety all the provisions of the Interna-tional Paper Company Underwriting Agreement Stan-dard Provisions (Debt), dated May 19, 1994, filed with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K dated May 19, 1994.

               4(a)  Form of Note.

               23(a) Consent of Deloitte & Touche LLP